Exhibit (10)n

KIMBERLY-CLARK CORPORATION

2001 EQUITY PARTICIPATION PLAN

AWARD AGREEMENT

This Award, granted this                  day of                     , by Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), to                                  (the “Employee”) subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”), and the applicable Attachment to this Award Agreement.

NOW, THEREFORE, it is agreed as follows:

1.	Number of Performance-Vested Restricted Share Units Granted. The Corporation hereby grants to the Employee Performance-Vested Restricted Share Units at a target level of (the “Target Level”), subject to Attachments A-1 and A-2 and the Corporation’s attainment of the Performance Goals established by the Committee. The actual number of Restricted Share Units earned by the Employee at the end of the Restricted Period may range from 0 to % of the Target Level. During the Restricted Period, the Employee may not sell, assign, transfer, or otherwise dispose of, or mortgage, pledge or otherwise encumber the Award.

2.	Number of Time-Vested Restricted Share Units Granted. The Corporation hereby grants to the Employee the right to receive Restricted Share Units of the $1.25 par value common stock of the Corporation, subject to the terms and conditions of Attachment B. During the Restricted Period, the Employee may not sell, assign, transfer, or otherwise dispose of, or mortgage, pledge or otherwise encumber the Restricted Share Units. The Restricted Share Units shall be subject to forfeiture until the Employee becomes vested in such Awards according to the following schedule:

33% of the Restricted Share Units shall vest on                         ,

33% of the Restricted Share Units shall vest on                         ,

34% of the Restricted Share Units shall vest on                         ,

3.	Number of Shares Optioned; Option Price. The Corporation grants to the Employee the right and option to purchase in his own name, subject to the terms and conditions of Attachment C, all or any part of an aggregate of shares of the $1.25 par value common stock of the Corporation at a purchase price of $ per share. This option shall not be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). This option shall be subject to forfeiture until the Employee becomes vested in such Awards according to the following schedule:

30% of the Restricted Share Units shall vest on                         ,

30% of the Restricted Share Units shall vest on                         ,

40% of the Restricted Share Units shall vest on                         ,

4.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth herein or in the Plan, unless the context indicates otherwise.

5.	Noncompete. Employee has until the end of the one hundred twenty (120) day period beginning from the date of grant of this option to sign and return both this Award Agreement and the attached Noncompete Agreement. If Employee does not sign and return both this Award Agreement and the attached Noncompete Agreement on or before the end of such one hundred twenty (120) day period then this Agreement shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

IN WITNESS WHEREOF, the Corporation has caused this Award to be executed in its behalf by its Chairman of the Board of Directors and Chief Executive Officer, and to be sealed with its corporate seal and attested by its Secretary or Assistant Secretary, as of the day and year first above written, which is the date of this Award.

KIMBERLY-CLARK CORPORATION

By:
	Title:	Chairman of the Board and Chief Executive Officer

I acknowledge receipt of a copy of the Plan and the Attachments to this Agreement, a copy of which was annexed hereto, and represent that I am familiar with the terms and provisions thereof. I hereby accept this Award subject to all the terms and provisions of the Plan and this Agreement including its Attachments. I hereby agree to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors and the Committee, upon any questions arising under the Plan. I acknowledge that I have no future rights to Award grants under this or any plans offered by the employer, including but not limited to, upon termination of the Plan or upon severance of my employment. As a condition of this Award, I authorize the Corporation to withhold and pay over to governmental taxing authorities in accordance with applicable federal, state or local laws any taxes required to be withheld as a result of this Award.

(Employee)

Attachment A-1

KIMBERLY-CLARK CORPORATION

PERFORMANCE RESTRICTED STOCK UNIT

                 AWARD AGREEMENT

This Award, granted this          day of                 , by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the “Corporation”), subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and the Award Agreement.

W I T N E S S E T H:

WHEREAS, the Corporation has adopted the 2001 Equity Participation Plan (the “Plan”) to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or the Affiliate’s long-term success;

NOW, THEREFORE, it is agreed as follows:

1.	Number of Share Units Granted. The Corporation hereby grants to the Employee Performance Restricted Stock Units (“PRSUs”) at a target level set forth in the Award Agreement (the “Target Level”), subject to the terms, conditions and restrictions set forth herein and in the Plan, and the Corporation’s attainment of the Performance Goals established by the Committee. The actual number of PRSUs earned by the Employee at the end of the Restricted Period may range from 0 to % of the Target Level.

2.	Transferability Restrictions.

(a)	Restricted Period. During the Restricted Period, the Employee may not sell, assign, transfer, or otherwise dispose of, or mortgage, pledge or otherwise encumber the Award. The Award shall be subject to forfeiture until the end of the Restricted Period on . Employee becomes 100% vested in the number of PRSUs earned based on attainment of the Performance Goal at the end of the Restricted Period as approved and authorized by the Committee.

The Restricted Period shall begin on the date of the granting of this Award, and shall end upon the vesting of the Award under this paragraph 2. Holders of Awards shall have none of the rights of a shareholder with respect to such shares including, but not limited to, any right to receive dividends in cash or other property or other distribution or rights in respect of such shares except as otherwise provided in this Agreement, nor to vote such shares as the record owner thereof.

During the Restricted Period, the Employee will be paid in cash within 60 days an amount equal to any dividends and other distributions which would have been paid on shares of Common Stock, based on the Target Level of PRSUs granted under this Award. The amount equal to any dividends and other distributions on the Award shall be paid to the Employee if, as and when dividends are declared and paid by the Corporation with respect to its outstanding shares of Common Stock. In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Corporation. The Corporation shall not be required to segregate any cash or other property of the Corporation. Any amounts which become payable to an Employee shall be paid from the general assets of the Corporation.

(b)	Termination of Employment. Employee shall forfeit any unvested Award upon termination of employment unless such termination (i) is due to a Qualified Termination of Employment, or (ii) if more than six months after the date of grant, due to death, Retirement, Total and Permanent Disability, or the shutdown or divestiture of a business unit. An authorized leave of absence shall not be deemed to be a termination of employment. A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment.

(c)	Death, Retirement, or Total and Permanent Disability. In the event that more than six months after the date of grant the Employee’s termination of employment is due to death, Retirement, or Total and Permanent Disability, it shall result in pro rata vesting, as determined by the Committee, and the number of shares that are considered to vest shall be determined at the end of the Restricted Period, prorated for the number of full months of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 90 days following the end of the Restricted Period.

(d)	Shutdown or Divestiture. In the event that more than six months after the date of grant the Employee’s termination of employment is due to the shutdown or divestiture of the Corporation’s or its Affiliate’s business it shall result in pro rata vesting, as determined by the Committee, and the number of shares that are considered to vest shall be determined at the end of the Restricted Period, prorated for the number of full years of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 90 days following the end of the Restricted Period.

(e)	Qualified Termination of Employment. In the event of a Qualified Termination of Employment all restrictions will lapse and the shares will become fully vested and the number of shares that shall be considered to vest shall be the greater of the Target Level or the number of shares which would have vested based on the attainment of the Performance Goal as of the end of the prior calendar year and shall be paid within 10 days following the last day of employment of the Employee with the Corporation.

(f)	Payment of Awards. The payment of the Award shall be made in shares of Common Stock. Except as may otherwise be provided in subparagraph 2(e), the payment of an Award shall be made within 90 days following the date of vesting of the Award under the previous subparagraphs unless the Employee elects to defer payment under paragraph 3.

(g)	Payment of Withholding Taxes. No shares of Common Stock, nor any cash payment, may be delivered under this Award, unless prior to or simultaneously with such issuance, the Employee or, in the event of his death, the person succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the delivery of such shares of Common Stock and any cash payment pursuant to this Award. The Corporation may, in its discretion, withhold payment of required withholding taxes with cash or shares of Common Stock which otherwise would be delivered following the date of vesting of the Award under this paragraph 2.

3.	Deferral of Award. An Employee may elect to defer payment of his Award. Except as may otherwise be determined by the Committee such election shall: (i) be in writing; (ii) be delivered to the Secretary of the Corporation prior to December 31 of the calendar year preceding the date of vesting of the Award; (iii) specify the year of payment of the Award which is no more than five years after the date of vesting of the Award and (iv) be irrevocable in all respects after December 31 of the calendar year preceding the date of vesting of the Award with respect to which the election relates. The Retirement Trust Committee of the Corporation may, in its sole and absolute discretion, grant the Employee’s request to defer payment of his Award. In the event of termination of employment prior to the date elected to pay the Award due to any reason other than Retirement, the payment of an Award shall be made within 90 days following the date of termination of employment. In the event of termination of employment due to Retirement, the payment of an Award shall be made as specified in the Employee’s deferral request. Except as may otherwise be determined by the Committee whenever an Award has been deferred the Employee will be paid in cash an amount equal to any dividends and other distributions which would have been declared and paid with respect to the shares of Common Stock if delivery had not been deferred. Notwithstanding the foregoing, no such election, revocation or modification of a deferral election may be made within six months of another such election, revocation or modification if the exemption afforded by Rule 16b-3 under Section 16 would not be available as a result thereof.

4.	Nontransferability. Neither the Award nor the Employee’s right to receive payment for vested Awards may be assigned or transferred except upon the death of the Employee (i) by will, (ii) by the laws of descent and distribution or (iii) pursuant to a designation by the Employee of a beneficiary or beneficiaries, provided that no such designation shall be effective unless filed with the Committee prior to the death of such Employee.

5.

Compliance with Law. No payment may be made under this Award, unless prior to the issuance thereof, the Corporation shall have received an opinion of counsel to the effect that this Award by the Corporation to the Employee will not constitute a violation of the Securities Act of 1933, as amended. As a condition of this Award, the Employee shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares received under this Award shall be for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

The Award granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the Award or the delivery of shares thereunder, such shares may not be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

The Employee is solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses, or notices, which may be necessary for the Employee to hold the Award, or to receive any payment of cash or shares or to hold or sell the shares subject to the Award, if any. Neither Kimberly-Clark nor its Affiliates will be responsible for obtaining any such approvals, licenses or permits, or for making any such notices, nor will the Corporation nor its Affiliates be liable for any fines or penalties the Employee may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

6.	No Right of Continued Employment. The granting of this Award does not confer upon the Employee any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Employee whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Employee under this Award.

7.	Discretion of the Corporation, Board of Directors and the Committee. Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this Award shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

8.	Inalienability of Benefits and Interest. This Award and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Employee.

9.	Delaware Law to Govern. The Plan is governed by and subject to the laws of the United States of America. All questions pertaining to the construction, interpretation,

regulation, validity and effect of the provisions of this Award and any rights under the Plan shall be determined in accordance with the laws of the State of Delaware.

10.	Purchase of Common Stock. The Corporation and its Affiliates may, but shall not be required to, purchase shares of Common Stock of the Corporation for purposes of satisfying the requirements of this Award. The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of common stock of the Corporation purchased for satisfying the requirements of this Award.

11.	Notices. Any notice to be given to the Corporation under this Award shall be addressed to the Corporation in care of its Director of Compensation located at the World Headquarters, and any notice to be given to the Employee under the terms of this Award may be addressed to him at his address as it appears on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

12.	Changes in Capitalization. In the event there are any changes in the common stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee in (a) the number of shares subject to this Award, and (b) such other provisions of this Award as may be necessary and equitable to carry out the foregoing purposes.

13.	Effect on Other Plans. All benefits under this Award shall constitute special compensation and shall not affect the level of benefits provided to or received by the Employee (or the Employee’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliates. This Award shall not be construed to affect in any way the Employee’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

14.	Discretionary Nature of Award. The grant of an Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Future grants, if any, will be at the sole discretion of Kimberly-Clark, including, but not limited to, the timing of any grant, the number of PRSUs and vesting provisions. The value of the Award is an extraordinary item of compensation outside the scope of the Employee’s employment contract, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

15.	Data Privacy. The Employee hereby authorizes their employer to furnish Kimberly-Clark (and any agent of Kimberly-Clark administering the Plan or providing Plan recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and administration of the Plan and the Employee waives any data privacy rights such Employee might otherwise have with respect to such information.

16.	Conflict with Plan. This Award is awarded pursuant to and subject to the Plan. This Agreement is intended to supplement and carry out the terms of the Plan. It is subject to all terms and provisions of the Plan and, in the event of a conflict, the Plan shall prevail.

17.	Successors. This Award shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

18.	Amendments. The Committee may at any time alter or amend this Award to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the common stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof).

19.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.

Attachment A-2

Performance Goal for Kimberly-Clark Corporation

Performance Restricted Stock Unit Awards

Granted

[Performance Goal as determined by Compensation Committee

at time of grant to be set forth on this Attachment A-2]

Attachment B

KIMBERLY-CLARK CORPORATION

TIME-VESTED RESTRICTED SHARE UNIT

             AWARD AGREEMENT

This Award, granted this          day of                 , by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the “Corporation”), subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and the Award Agreement.

W I T N E S S E T H:

WHEREAS, the Corporation has adopted the 2001 Equity Participation Plan (the “Plan”) to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or the Affiliate’s long-term success;

NOW, THEREFORE, it is agreed as follows:

1.	Number of Share Units Granted. The Corporation hereby grants to the Employee the right to receive the number of Time-Vested Restricted Share Units of the $1.25 par value common stock of the Corporation set forth in the Award Agreement, subject to the terms, conditions and restrictions set forth herein and in the Plan.

2.	Transferability Restrictions.

(a)	Restricted Period. During the Restricted Period, the Employee may not sell, assign, transfer, or otherwise dispose of, or mortgage, pledge or otherwise encumber the Award. The Restricted Share Units shall be subject to forfeiture until the Employee becomes vested in such Award according to the schedule set forth in the Award Agreement.

The Restricted Period shall begin on the date of the granting of this Award, and shall end upon the vesting of the Award according to the schedule set forth in the Award Agreement. Holders of Awards shall have none of the rights of a shareholder with respect to such shares including, but not limited to, any right to receive dividends in cash or other property or other distribution or rights in respect of such shares except as otherwise provided in this Agreement, nor to vote such shares as the record owner thereof.

During the Restricted Period, the Employee will be paid in cash within 60 days an amount equal to any dividends and other distributions which would have been paid on shares of Common Stock, based on the Restricted Share Units granted under this Award. The amount equal to any dividends and other distributions on the Award shall be paid to the Employee if, as and when dividends are declared and paid by the Corporation with respect to its outstanding shares of Common Stock. In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Corporation. The Corporation shall not be required to segregate any cash or other property of the Corporation. Any amounts which become payable to an Employee shall be paid from the general assets of the Corporation.

(b)	Termination of Employment. Employee shall forfeit any unvested Award upon termination of employment unless such termination (i) is due to a Qualified Termination of Employment, or (ii) if more than six months after the date of grant, due to death, Retirement, Total and Permanent Disability, or the shutdown or divestiture of a business unit. An authorized leave of absence shall not be deemed to be a termination of employment. A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment.

(c)	Death, Retirement, or Total and Permanent Disability. In the event that more than six months after the date of grant the Employee’s termination of employment is due to death, Retirement, or Total and Permanent Disability, it shall result in pro rata vesting, as determined by the Committee, and the number of shares that are considered to vest shall be prorated for the number of full months of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 90 days following the Participant’s termination of employment.

(d)	Shutdown or Divestiture. In the event that more than six months after the date of grant the Employee’s termination of employment is due to the shutdown or divestiture of the Corporation’s or its Affiliate’s business it shall result in pro rata vesting, as determined by the Committee, and the number of shares that are considered to vest shall be determined at the end of the Restricted Period, prorated for the number of full years of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 90 days following the end of the Restricted Period.

(e)	Qualified Termination of Employment. In the event of a Qualified Termination of Employment all restrictions will lapse and the shares will become fully vested and shall be paid within 10 days following the last day of employment of the Employee with the Corporation.

(f)	Payment of Awards. The payment of the Award shall be made in shares of Common Stock. Except as may otherwise be provided in subparagraph 2(e), the payment of an Award shall be made within 90 days following the date of vesting of the Award under the previous subparagraphs unless the Employee elects to defer payment under paragraph 3.

(g)

Payment of Withholding Taxes. No shares of Common Stock, nor any cash payment, may be delivered under this Award, unless prior to or simultaneously with such issuance, the Employee or, in the event of his death, the person succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the delivery of such shares of Common Stock and any cash payment pursuant to this Award. The Corporation may, in its discretion, withhold payment of required withholding taxes with cash or shares of Common Stock which otherwise would be delivered following the date of vesting of the Award under this paragraph 2.

3.	Deferral of Award. An Employee may elect to defer payment of his Award. Except as may otherwise be determined by the Committee such election shall: (i) be in writing; (ii) be delivered to the Secretary of the Corporation prior to December 31 of the calendar year preceding the date of vesting of the Award; (iii) specify the year of payment of the Award which is no more than five years after the date of vesting of the Award and (iv) be irrevocable in all respects after December 31 of the calendar year preceding the date of vesting of the Award with respect to which the election relates. The Retirement Trust Committee of the Corporation may, in its sole and absolute discretion, grant the Employee’s request to defer payment of his Award. In the event of termination of employment prior to the date elected to pay the Award due to any reason other than Retirement, the payment of an Award shall be made within 90 days following the date of termination of employment. In the event of termination of employment due to Retirement, the payment of an Award shall be made as specified in the Employee’s deferral request. Except as may otherwise be determined by the Committee whenever an Award has been deferred the Employee will be paid in cash an amount equal to any dividends and other distributions which would have been declared and paid with respect to the shares of Common Stock if delivery had not been deferred. Notwithstanding the foregoing, no such election, revocation or modification of a deferral election may be made within six months of another such election, revocation or modification if the exemption afforded by Rule 16b-3 under Section 16 would not be available as a result thereof.

4.	Nontransferability. Neither the Award nor the Employee’s right to receive payment for vested Awards may be assigned or transferred except upon the death of the Employee (i) by will, (ii) by the laws of descent and distribution or (iii) pursuant to a designation by the Employee of a beneficiary or beneficiaries, provided that no such designation shall be effective unless filed with the Committee prior to the death of such Employee.

5.	Compliance with Law. No payment may be made under this Award, unless prior to the issuance thereof, the Corporation shall have received an opinion of counsel to the effect that this Award by the Corporation to the Employee will not constitute a violation of the Securities Act of 1933, as amended. As a condition of this Award, the Employee shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares received under this Award shall be for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

The Award granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the Award or the delivery of shares thereunder, such shares may not be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

The Employee is solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses, or notices, which may be necessary for the Employee to hold the Award, or to receive any payment of cash or shares or to hold or sell the shares subject to the Award, if any. Neither Kimberly-Clark nor its Affiliates will be responsible for obtaining any such approvals, licenses or permits, or for making any such notices, nor will the Corporation nor its Affiliates be liable for any fines or penalties the Employee may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

6.	No Right of Continued Employment. The granting of this Award does not confer upon the Employee any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Employee whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Employee under this Award.

7.	Discretion of the Corporation, Board of Directors and the Committee. Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this Award shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

8.	Inalienability of Benefits and Interest. This Award and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Employee.

9.	Delaware Law to Govern. The Plan is governed by and subject to the laws of the United States of America. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of this Award and any rights under the Plan shall be determined in accordance with the laws of the State of Delaware.

10.	Purchase of Common Stock. The Corporation and its Affiliates may, but shall not be required to, purchase shares of Common Stock of the Corporation for purposes of satisfying the requirements of this Award. The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of common stock of the Corporation purchased for satisfying the requirements of this Award.

11.	Notices. Any notice to be given to the Corporation under this Award shall be addressed to the Corporation in care of its Director of Compensation located at the World Headquarters, and any notice to be given to the Employee under the terms of this Award may be addressed to him at his address as it appears on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

12.	Changes in Capitalization. In the event there are any changes in the common stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee in (a) the number of shares subject to this Award, and (b) such other provisions of this Award as may be necessary and equitable to carry out the foregoing purposes.

13.	Effect on Other Plans. All benefits under this Award shall constitute special compensation and shall not affect the level of benefits provided to or received by the Employee (or the Employee’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliates. This Award shall not be construed to affect in any way the Employee’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

14.	Discretionary Nature of Award. The grant of an Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Future grants, if any, will be at the sole discretion of Kimberly-Clark, including, but not limited to, the timing of any grant, the number of Restricted Share Units and vesting provisions. The value of the Award is an extraordinary item of compensation outside the scope of the Employee’s employment contract, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

15.	Data Privacy. The Employee hereby authorizes their employer to furnish Kimberly-Clark (and any agent of Kimberly-Clark administering the Plan or providing Plan recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and administration of the Plan and the Employee waives any data privacy rights such Employee might otherwise have with respect to such information.

16.	Conflict with Plan. This Award is awarded pursuant to and subject to the Plan. This Agreement is intended to supplement and carry out the terms of the Plan. It is subject to all terms and provisions of the Plan and, in the event of a conflict, the Plan shall prevail.

17.	Successors. This Award shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

18.	Amendments. The Committee may at any time alter or amend this Award to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the common stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof).

19.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.

Attachment C

KIMBERLY-CLARK CORPORATION

OPTION AWARD

                     AWARD AGREEMENT

This Award, granted this              day of                     , by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the “Corporation”), subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and the Award Agreement.

W I T N E S S E T H:

WHEREAS, the Corporation has adopted the 2001 Equity Participation Plan (the “Plan”) to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or the Affiliate’s long-term success;

NOW, THEREFORE, it is agreed as follows:

1.	Number of Shares Optioned; Option Price. The Corporation grants to the Employee the right and option to purchase in his own name, on the terms and conditions hereinafter set forth, all or any part of an aggregate of the number of shares of the $1.25 par value common stock of the Corporation, and at the purchase price per share, set forth in the Award Agreement. This option shall not be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	Exercise of Option.

(a)	Limitations on Exercise. This option shall be subject to forfeiture until the Employee becomes vested in such Awards according to the schedule set forth in the Award Agreement. This option shall not be exercisable until at least one year has expired after the granting of this option, during which time the Employee shall have been in the continuous employ of the Corporation or an Affiliate; provided, however, that the option shall become exercisable immediately in the event of a Qualified Termination of Employment of a Participant, without regard to the limitations set forth below in this subsection. Provided, however, that if the Employee’s employment is terminated for any reason other than death, Retirement, or Total and Permanent Disability, this option shall only be exercisable for three months following such termination and only for the number of shares which were exercisable on the date of such termination. In no event, however, may this option be exercised more than ten (10) years after the date of its grant.

The above provisions of Section 2(a) notwithstanding, to the extent provided by rules of the Committee referred to in the Plan (hereinafter referred to as the “Committee”), this option is not exercisable during any period during which the

Employee’s right to make deposits to the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan is suspended pursuant to a provision of such plan or rules adopted thereunder to comply with regulations regarding hardship withdrawals promulgated by the Internal Revenue Service.

A leave of absence shall not be deemed to be a termination of employment. A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment.

(b)	Exercise after Death, Retirement, or Disability. If the Employee dies, Retires or becomes Totally and Permanently Disabled without having exercised this option in full, the remaining portion of this option, determined without regard to the limitations in subsection 2(a), may be exercised within the earlier of (i) three years from the date of death or Total and Permanent Disability or five years from the date of Retirement, as the case may be, or (ii) the remaining period of this option. In the case of an Employee who dies, this option may be exercised by the person or persons to whom the Employee’s rights under this option shall pass by will or by applicable law or, if no such person has such rights, by his executor or administrator. “Retirement” means termination of employment on or after the date the Participant has attained age 55.

(c)	Method of Exercise. This option shall be exercised by delivering to the Corporation, at the office of the Treasurer located at the World Headquarters, written notice of the number of shares with respect to which option rights are being exercised and by paying in full the option price of the shares at the time being acquired. Payment may be made in cash, a check payable to the Corporation, or in shares of the Corporation’s common stock transferable to the Corporation and having a fair market value on the transfer date equal to the amount payable to the Corporation. The date of exercise shall be deemed to be the date the Corporation receives the written notice and payment for the shares being purchased. The Employee shall have none of the rights of a stockholder with respect to shares covered by such options until the Employee becomes record holder of such shares.

(d)	Payment of Withholding Taxes. No shares of common stock may be purchased under this option, unless prior to or simultaneously with such purchase, (i) the Participant, (ii) in the event of his death, the person succeeding to his rights hereunder or, (iii) in the event of a transfer of an option under Section 8 hereof, either the Participant, the Immediate Family Members or the entity succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the purchase of such shares of common stock pursuant to this option. Other than a purchase of shares pursuant to an option which had previously been transferred under Section 8 hereof, payment of required withholding taxes may be made with shares of the Corporation’s common stock which otherwise would be distributable upon exercise of the option, pursuant to the rules of the Committee.

3.	Nontransferability. Except as may otherwise be provided under Section 8 hereof, this option shall be transferable only by will or by the laws of descent and distribution, and during the Employee’s lifetime shall be exercisable only by him.

4.	Compliance with Law. No shares of common stock may be purchased under this option, unless prior to the purchase thereof, the Corporation shall have received an opinion of counsel to the effect that the issuance and sale of such shares by the Corporation to the Employee will not constitute a violation of the Securities Act of 1933, as amended. As a condition of exercise, the Employee shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares of common stock purchased upon exercise of this option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares of common stock purchased hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

The option granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the option or the delivery or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

5.	No Right of Continued Employment. The granting of this option does not confer upon the Employee any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Employee whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Employee under this option.

6.	Discretion of the Corporation, Board of Directors and the Committee. Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this option shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

7.	Modification of Awards. The Committee may in its sole and absolute discretion, by written notice to the Employee, limit the period in which this option may be exercised to a period ending at least three months following the date of such notice, and/or limit or eliminate the number of shares subject to option after a period ending at least three months following the date of such notice.

8.	Inalienability of Benefits and Interest. This option and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Employee. Notwithstanding any restriction on the transferability of the option otherwise contained herein, the Participant may, with the prior specific written consent of the Corporate Secretary, or his delegate, transfer for no payment or other consideration any such exercisable, unexpired, unexercised options to an Immediate Family Member, a trust for the benefit of Immediate Family Members or a partnership in which the partnership interests are owned by Immediate Family Members and the Participant. The Corporate Secretary or his delegate may condition his/her prior consent to receipt of an agreement by the grantee and any proposed transferee containing such terms and conditions and undertakings as would be deemed appropriate in his/her sole and absolute discretion (including without limitation an agreement by the transferee that the transferee will not exercise any options unless the shares to be issued upon such exercise are covered by an effective registration statement under the Securities Act of 1933 or such exercise is exempt from the registration requirement of such Act). No attempted transfer will be valid without the Corporate Secretary’s or his delegate’s written consent. Immediate Family Members of the grantee are parents, parents-in law, children (including adopted children), grandchildren, and siblings or a trust exclusively for the benefit of one or more of the foregoing. The spouse of the grantee is an Immediate Family Member but only if Options are transferred to a trust, partnership or other entity in which all of the other beneficiaries or owners of which include either (i) the Participant, (ii) other Immediate Family Member(s) and/or (iii) a trust, partnership or other entity in which all of the other beneficiaries or owners of which include either the Participant and/or other Immediate Family Member(s).

9.	Delaware Law to Govern. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of this option shall be determined in accordance with the laws of the State of Delaware.

10.	Purchase of Common Stock. The Corporation and its Affiliates may, but shall not be required to, purchase shares of common stock of the Corporation for purposes of satisfying the requirements of this option. The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of common stock of the Corporation purchased for satisfying the requirements of this option.

11.	Notices. Any notice to be given to the Corporation under this option shall be addressed to the Corporation in care of its Treasurer located at the World Headquarters, and any notice to be given to the Employee under the terms of this option may be addressed to him at his address as it appears on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

12.	Changes in Capitalization. In the event there are any changes in the common stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee in (a) the number of shares and the option price per share of stock subject to this option, and (b) such other provisions of this option as may be necessary and equitable to carry out the foregoing purposes, provided, however that no such adjustment or change may be made to the extent that such adjustment or change will result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section.

13.	Effect on Other Plans. All benefits under this option shall constitute special compensation and shall not affect the level of benefits provided to or received by the Employee (or the Employee’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliates. This option shall not be construed to affect in any way the Employee’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

14.	Successors. This option shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

15.	Amendments. The Committee may at any time alter or amend this option to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the common stock or any other security of the Corporation is listed, (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof), and (4) that such action would not result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section (including the rules and regulations promulgated thereunder). Notwithstanding anything to the contrary contained herein, the Committee may not take any action that would result in any amount payable under this option qualifying as “applicable employee remuneration” as so defined for purposes of section 162(m) of the Code.

16.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.